UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the “Act”)
January 31, 2006
(Date of earliest event reported)
GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-25136	33-0464753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
200, 630 – 4th Avenue S.W.
Calgary, Alberta, Canada T2P 0J9
(Address of principal executive offices)
Telephone Number (403) 777-9250
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or address, if changed since last report)

Item 1.01.     Entry into a Material Definitive Agreement
     On January 31, 2006, GeoGlobal Resources, Inc. entered into an amendment to the Technical Services Agreement with Roy Group (Barbados) Inc., a company organized under the laws of Barbados and wholly owned by Mr. Jean Paul Roy, our President and a Director. Mr. Roy is the principal stockholder of our company. The amendment extended the term of the agreement to December 31, 2007. In addition, the compensation payable under the terms of the Technical Services Agreement was increased to $350,000 per year commencing January 1, 2006.
Item 9.01.     Financial Statements and Exhibits.
(a)	Financial statements of business acquired.
Not applicable
(b)	Pro forma financial information
Not applicable
(c)	Exhibits:
10.1	Amendment to Technical Services Agreement dated January 31, 2006 between GeoGlobal Resources Inc. and Roy Group (Barbados) Inc.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 3, 2006
GEOGLOBAL RESOURCES INC.
(Registrant)
/s/ Allan J. Kent
Allan J. Kent
Executive Vice President and CFO

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